Exhibit 10.1

Law Offices of Craig V. Butler

300 Spectrum Center Drive, Suite 300

Irvine, California 92618

Telephone No. (949) 484-5667 • Facsimile No. (949) 209-2545

www.craigbutlerlaw.com

cbutler@craigbutlerlaw.com

November 12, 2015

Via Overnight Mail

Jeffrey A. Cohen

U.S. Securities & Exchange Commission

Fort Worth Regional Office - Enforcement Division

801 Cherry Street, Suite 1900

Fort Worth, Texas 76102

Re:	Securities and Exchange Commission v. Frederick Alan Voight, et al, Civil Action #4:15-CV-02218, U.S. District Court, Southern District of Texas, Houston Division

Dear Mr. Cohen:

Attached please find the fully-executed Consent of Relief Defendant InterCore, Inc., in the above-referenced matter. Per your request, I have also attached the signed Board of Director meeting minutes wherein the Consent was approved by InterCore, Inc.’s Board of Directors. Please let me know if you need anything further.

Sincerely,

Craig V. Butler, Esq.

cc:	Client

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

SECURITIES AND EXCHANGE	§
COMMISSION,	§
§
Plaintiff,	§ Civil Action No. 4:15-cv-02218
§
v.	§
§
FREDERICK ALAN VOIGHT and	§
DAYSTAR FUNDING, LP,	§
§
Defendants,	§
§
F.A. VOIGHT & ASSOCIATES, LP,	§
RHINE PARTNERS, LP,	§
TOPSIDE PARTNERS, LP,	§
INTERCORE, INC., and	§
INTERCORE RESEARCH CANADA,	§
INC.,	§
§
Relief Defendants.	§
§

CONSENT OF RELIEF DEFENDANT INTERCORE, INC.

1.          Relief Defendant InterCore, Inc. (“Relief Defendant”) enters a general appearance, and admits the Court’s jurisdiction over Relief Defendant and over the subject matter of this action.

2.          Without admitting or denying the allegations of the Complaint (except as provided herein in paragraphs 3 and 11, and except as to personal and subject matter jurisdiction, which Relief Defendant admits), Relief Defendant hereby consents to the entry of the Agreed Partial Judgment in the form attached hereto (the “Judgment”) and incorporated by reference herein, which, among other things, orders Relief Defendant to pay as disgorgement the monies flowing to Relief Defendant as a result of the conduct of the Defendants described in the Complaint.

SEC v. Frederick Alan Voight, et al.

Consent of InterCore, Inc.

1

3.          Relief Defendant agrees that upon motion of the Commission, the Court shall determine the amount of disgorgement, if any, owed by Relief Defendant as a result of the conduct of Defendants described in the Complaint. Relief Defendant further agrees that in connection with the Commission’s motion for disgorgement, and at any hearing held on such a motion: (a) Relief Defendant will be precluded from arguing that Defendant Frederick Alan Voight and/or Defendant DayStar Funding, LP did not violate the federal securities laws as alleged in the Complaint; (b) Relief Defendant may not challenge the validity of this Consent or the Judgment; (c) solely for the purposes of such motion, the allegations of the Complaint shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn deposition or investigative testimony, and documentary evidence, without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure. In connection with the Commission’s motion for disgorgement, the parties may take discovery, including discovery from appropriate non-parties.

4.          Relief Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

5.          Relief Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Judgment.

6.          Relief Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Relief Defendant to enter into this Consent.

SEC v. Frederick Alan Voight, et al.

Consent of InterCore, Inc.

2

7.          Relief Defendant agrees that this Consent shall be incorporated into the Judgment and any amended, or final judgment entered against Defendant in this matter, with the same force and effect as if fully set forth therein.

8.          Relief Defendant will not oppose the enforcement of the Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

9.          Relief Defendant waives service of the Judgment and agrees that entry of the Judgment by the Court and filing with the Clerk of the Court will constitute notice to Relief Defendant of its terms and conditions.

10.        Relief Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Relief Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

SEC v. Frederick Alan Voight, et al.

Consent of InterCore, Inc.

3

11.         Relief Defendant understands and agrees to comply with the terms of 17 C.F.R. § 202.5(e), which provides in part that it is the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings,” and “a refusal to admit the allegations is equivalent to a denial, unless the defendant or respondent states that he neither admits nor denies the allegations.” As part of Relief Defendant’s agreement to comply with the terms of Section 202.5(e), Relief Defendant: (i) will not take any action or make or permit to be made any public statement denying, directly or indirectly, any allegation in the Complaint or creating the impression that the Complaint is without factual basis; (ii) will not make or permit to be made any public statement to the effect that Relief Defendant does not admit the allegations of the Complaint, or that this Consent contains no admissions of the allegations, without also stating that Relief Defendant does not deny the allegations; and (iii) upon the filing of this Consent, hereby withdraws any papers filed in this action to the extent that they deny any allegation in the Complaint. If Relief Defendant breaches this agreement, the Commission may petition the Court to vacate the Judgment and restore this action to its active docket. Nothing in this paragraph affects Relief Defendant’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

12.         Relief Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Relief Defendant to defend against this action. For these purposes, Relief Defendant agrees that Relief Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

13.         In connection with this action and any related judicial or administrative proceeding or investigation commenced or conducted by the Commission or to which the Commission is a party, Relief Defendant (i) will accept service by mail, e-mail, or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (ii) appoints Relief Defendant’s undersigned attorney as agent to receive service of such notices and subpoenas, (iii) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Relief Defendant’s travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (iv) consents to personal jurisdiction over Relief Defendant in any United States District Court for purposes of enforcing any such subpoena.

SEC v. Frederick Alan Voight, et al.

Consent of InterCore, Inc.

4

14.         Relief Defendant agrees that the Commission may present the Judgment to the Court for signature and entry without further notice.

15.         Relief Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Judgment.

InterCore, Inc.

Dated:	October 28, 2015	/s/ James F. Groelinger
By: James F. Groelinger
		As its:	Chief Executive Officer

On 10/28/2015, James F. Groelinger, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so an behalf of InterCore, Inc. as its Chief Executive Officer

/s/ Jameli Sanchez
Notary Public
Commission expires: May 30, 2018

Approved as to form:

/s/ Craig V. Butler
Craig V. Butler, Esq.
Law Offices of Craig V. Butler
300 Spectrum Center Drive, Suite 300
Irvine, CA 92618
Phone: (949) 484-5667
Fax: (949) 209-2545

Attoreny for Relief Defendant

SEC v. Frederick Alan Voight, et al.

Consent of InterCore, Inc.

5